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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 20, 2008

                                  ALDEROX, INC.
             (Exact name of registrant as specified in its charter)


            Colorado                      000-26017              58-2222646
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)


940 Calle Amanecer Suite E
San Clemente, California                                                   92673
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (949) 542-7440


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Alderox, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

MANAGEMENT SERVICES AGREEMENT

On August 20, 2008 we agreed to enter into a Management Services Agreement with Melior AG, an indirect wholly-owned subsidiary of Pala Investments Holdings Limited ("Pala"), for the provision of management and consultancy services (the "Consulting Agreement").

We entered into the Consulting Agreement pursuant to the terms of the first Omnibus Amendment with Pala that amended the terms of a Secured Convertible Debenture and related agreements entered into on December 12, 2007. We previously disclosed the first Omnibus Amendment and the requirement that we enter into the Consulting Agreement on a Current Report on Form 8-K dated March 27, 2008 and filed with the Securities and Exchange Commission on April 2, 2008.

The Consulting Agreement is dated to be effective April 1, 2008 and has a term of two years. Melior AG's compensation for the first year of the agreement is to be $200,000 worth of the Company's common stock. For the second year of the agreement, Melior AG's compensation is to be $350,000, payable either in shares of the Company's common stock or cash, at the option of the Company. Payments in stock are to be made using a conversion price of $0.14 per share, as proportionately adjusted for any forward or reverse stock splits or share dividends.

The Consulting Agreement may be terminated by Melior AG with seven days prior written notice or by the Company with twelve months prior written notice.

The securities receivable by Melior AG, pursuant to the Debenture have been offered and sold to Pala in reliance upon exemptions from registration pursuant to Regulation S and Regulation D promulgated under the Securities Act of 1933, as amended. Melior AG is a non-U.S. person as defined in Rule 502 of Regulation S and an accredited investor as defined by Rule 501 of Regulation D.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

Our discussion under Item 1.01 of this Current Report is hereby incorporated by this reference.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
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10.1           Management Services Agreement, dated August 20, 2008, by and between Melior AG and Alderox, Inc.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

Dated:   August 25, 2008

Alderox, Inc.

By: /s/ Michael Davies
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    Michael Davies, CEO



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